UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Cambridge Capital Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applied:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CAMBRIDGE CAPITAL ACQUISITION CORPORATION
525 South Flagler Drive, Suite 201
West Palm Beach, Florida 33401
(561) 932-1600

Notice of Annual Meeting of Stockholders
to be held on June 29, 2015

To the Stockholders of Cambridge Capital Acquisition Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders of Cambridge Capital Acquisition Corporation to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, on Tuesday, June 29, at 10:00 a.m., to consider and act upon the following matters:

(1)      To elect one Class A director to serve for the ensuing three-year period until his successor is elected and qualified;

(2)      To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

(3)      To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Only stockholders of record at the close of business on June 8, 2015 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting. In order to assure the presence of a quorum, whether or not you expect to attend the meeting, you are requested to vote your shares by proxy as promptly as possible.  You may revoke your proxy if you so desire at any time before it is voted.

By Order of the Board of Directors

/s/ Benjamin Gordon, Chief Executive Officer and Secretary

West Palm Beach, Florida
June 10, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2015

Our 2015 proxy statement and our annual report for the fiscal year ended December 31, 2014 are available at http://www.cstproxy.com/cambridgecapital/2015.

CAMBRIDGE CAPITAL ACQUISITION CORPORATION

PROXY STATEMENT
Annual Meeting of Stockholders
to be held on June 29, 2015

This proxy statement and the accompanying form of proxy is furnished to stockholders of Cambridge Capital Acquisition Corporation in connection with the solicitation of proxies by our board of directors for use in voting at our Annual Meeting of Stockholders to be held at the offices of Graubard Miller, our general counsel, located at The Chrysler Building, 405 Lexington Avenue, 11th Floor, New York, New York 10174, on Tuesday, June 29, 2015, at 10:00 a.m., and at any and all postponements or adjournments.

This proxy statement, the accompanying notice of Annual Meeting of Stockholders, the proxy and the annual report to stockholders for the year ended December 31, 2014 are being mailed or made available to stockholders on or about June 11, 2015 to stockholders of record on June 8, 2015. We are bearing all costs of this solicitation.

Stockholders should be aware that certain sections of the annual report include information on our previously announced proposed business combination with Parakou Tankers, Inc. In May 2015, we mutually agreed with Parakou to terminate this transaction. Accordingly, all information contained in the annual report related to such transaction is no longer applicable but is included to satisfy certain disclosure requirements. We are currently searching for a new target business with which to consummate a business combination and have until December 31, 2015 to do so.

What matters am I voting on?

You are being asked to vote on the following matters:

(1)      To elect one Class A director to serve for the ensuing three-year period until his successor is elected and qualified;

(2)      To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

(3)      To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Who is entitled to vote?

Holders of our common stock as of the close of business on June 8, 2015, the record date, are entitled to vote at the Annual Meeting. As of the record date, we had issued and outstanding 10,534,625 shares of common stock, our only class of voting securities outstanding. Each holder of our common stock is entitled to one vote for each share held on the record date.

How do I vote?

If you hold your shares of record, you may vote by proxy via the Internet. In addition, if you requested printed copies of the proxy materials by mail, you may vote by proxy via mail by filling out the proxy card and sending it back in the envelope provided. You may also vote in person at the Annual Meeting by submitting the ballot that will be provided to you at the meeting.

If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions. If you hold your shares in “street name” and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your bank, broker or other holder of record authorizing you to vote. You must bring this legal proxy to the Annual Meeting, present it to the inspector of election and produce valid identification. If you hold your shares in street name, your bank, broker or other holder of record will not be permitted to vote on your behalf on certain matters, including with respect to the election of our Class A director, unless it receives voting instructions from you. To ensure that your vote is counted, please communicate your voting instructions to your broker, bank, or other holder of record before the Annual Meeting, or obtain a legal proxy and arrange to attend the Annual Meeting in person.

What is the effect of giving a proxy?

The persons named in the proxy have been designated as proxies by our board of directors. If you return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by our board of directors will vote your shares at the meeting as specified in your proxy.

If you return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted FOR the election of the director nominee (Proposal 1) and FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal 2).

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments. If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

You may revoke your proxy at any time before it is exercised by:

•         delivering written notification of your revocation to our secretary;

•         voting in person at the meeting; or

•         delivering another proxy bearing a later date.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“stockholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting. If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter, but are counted in the determination of a quorum.

How many votes are needed for approval of each matter?

Election of directors. Election of directors requires a plurality vote of the votes cast at the meeting. “Plurality” means that the individual who receives the largest number of votes cast “FOR” is elected as director. Consequently, any shares not voted “FOR” such nominee, whether as a result of a direction of the stockholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee’s favor.

Ratification of accounting firm. The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015 must be approved by a majority of the votes cast at the meeting with respect to the proposal. Abstentions and broker non-votes will not be counted in determining the number of votes required for a majority and will therefore have no effect on the outcome.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table and accompanying footnotes set forth certain information as of June 8, 2015 with respect to the ownership of our common stock by:

•         each person or group who beneficially owns more than 5% of our common shares;

•         each of our directors and our director nominees;

•         our current chief executive officer and chief financial officer (our only executive officers as defined by Securities and Exchange Commission Rules promulgated pursuant to the Securities Exchange Act of 1934), and our former chief executive officer (collectively, the “Named Executive Officers”); and

•         all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of options or warrants. Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable, or exercisable within 60 days of June 8, 2015, have been included in the table with respect to the beneficial ownership of the person owning the options or warrants.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)		Percent of Class
Benjamin Gordon	60,483	(3)	* %
Mitchell I. Gordon	87,716		* %
Michael J. Durhan	62,173		* %
Nathan Gantcher	104,346		1.0%
Scott B. Laurans	104,346		1.0%
All directors and executive officers as a group (5 individuals)	419,064		4.0%
Davidson Kempner Partners(4)	695,000		6.6%
ACK Asset Management LLC(5)	587,021		5.6%
Jonathan Morris(6)	1,582,413		15.0%
AQR Capital Management, LLC(7)	1,584,000		15.0%
Polar Securities Inc.(8)	687,649		6.5%

____________

*         Less than 1%.

(1)      Unless otherwise indicated, the business address of each of the individuals is c/o Cambridge Capital Acquisition Corporation, 525 South Flagler Drive, Suite 201, West Palm Beach, Florida 33401.

(2)      Based on 10,534,625 shares of common stock outstanding. Does not include shares of common stock underlying the warrants included within the units sold in the IPO and the shares of common stock and warrants underlying the unit purchase option sold to the underwriter, which will not become exercisable within the next 60 days.

(3)      Includes 55,483 shares held by Cambridge Capital LLC, an affiliate of Benjamin Gordon. Does not include shares held by the Gordon Family 2007 Trust, a trust established for the benefit of Benjamin Gordon’s family. Also does not include securities that may be issued to Benjamin Gordon upon conversion of an aggregate of $170,000 promissory notes held by him convertible into units, at his option, upon consummation of an initial business combination.

(4)      Based on information contained in a Schedule 13G/A filed on December 30, 2013 by Davidson Kempner Partners, a New York limited partnership (“DKP”), MHD Management Co., a New York limited partnership (“MHD”), is the general partner of DKP an MHD. Pursuant to the Schedule 13G/A, the following entities have shared voting and dispositive power over the shares listed next to their names: DKP — 128,784 shares; Davidson Kempner Institutional Partners, L.P., a Delaware limited partnership (“DKIP”). Davidson Kempner International Advisors Inc., a New York corporation, is the general partner of DKIP — 283,282 shares; Davidson Kempner International, Ltd., a British Virgin Islands corporation (“DKIL”). Davidson Kempner International Advisors, L.C.C., a Delaware limited liability company, is the investment manager of DKIL — 282,934 shares; Davidson Kempner Capital Management LLC, a New York limited liability company and a registered investment advisor with the U.S Securities and Exchange Commission, acts as investment manager to each of DKP, DKIP, and DKIL (“DKCM”) either directly or by virtue a sub-advisory agreement with the investment manager of the relevant fund — 226,052; Davidson Kempner International Advisors, L.L.C., a Delaware limited liability company (“DKIA”) — 402,511. In addition, Messrs. Thomas L. Kempner, Jr. and Stephen M. Dowicz (collectively, the “Principals) through DKCM, are responsible may be deemed to beneficially own an aggregate of 695,000 shares as a result of their voting and dispositive power through DKCM.

(5)      Includes shares held by ACK Asset Management LLC, as investment manager through ACK’s managing members, (i) John Reilly and (ii) Richard Meisenberg. The business address of ACK Asset Management, LLC is 2 Overhill Road, Suite 400, Scarsdale, NY, 10583. Information respecting ACK Asset Management LLC was derived from a Schedule 13G filed on December 31, 2013.

(6)      Represents shares held by the Gordon Family 2007 Trust. Mr. Morris is the trustee of the Gordon Family 2007 Trust and exercises voting and dispositive power over the shares held by such entity.

(7)      Based on information provided in a Schedule 13G/A filed on February 17, 2015, AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC and serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company. The principal business address of AQR Capital Management LLC and AQR Capital Management Holdings is 2 Greenwich Plaza, Greenwich, CT 06830.

(8)      Based on information provided in a Schedule 13G/A on February 13, 2015, Polar Securities Inc., a company incorporated under the laws of Ontario, Canada, is an investment adviser to North Pole Capital Master Fund, a Cayman Islands exempted company. The principal business address of Polar Securities Inc. and North Pole Capital Master Fund is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the first class of directors, consisting of Nathan Gantcher, will expire at this year’s annual meeting of stockholders. The term of office of the second class of directors, consisting of Michael Durham and Mitchell Gordon, will expire at the second annual meeting. The term of office of the third class of directors, consisting of Scott Laurans and Benjamin Gordon, will expire at our third annual meeting of stockholders.

Information About Directors, Nominees and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position
Benjamin Gordon	41	Chief Executive Officer, Secretary, Treasurer and Director
Mitchell Gordon	57	President, Chief Financial Officer and Director
Michael Durham(1)(2)	64	Director
Nathan Gantcher(1)(2)	74	Director
Scott Laurans(1)(2)	67	Director

____________

(1)      Member of audit committee.

(2)      Member of nominating committee.

Our board of directors believes that it is necessary for each of our directors to possess qualities, attributes and skills that contribute to a diversity of views and perspectives among the directors and enhance the overall effectiveness of the board. As described under “Nominating Committee Information — Guidelines for Selecting Director Nominees” below, our Nominating Committee considers all factors it deems relevant when evaluating prospective candidates or current board members for nomination to our board of directors, as prescribed in the committee’s written charter and established guidelines and our corporate governance guidelines. All of our directors bring to the board leadership experience derived from past service. They also all bring a diversity of views and perspectives derived from their individual experiences working in a range of industries and occupations, which provide our board of directors, as a whole, with the skills and expertise that reflect the our needs.

Certain individual experiences, qualifications, and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the biographies set forth below.

Benjamin Gordon has served as our chief executive officer and a member of our board of directors since our inception and as our secretary and treasurer as of October 2013. Mr. Gordon founded BG Strategic Advisors in 2002 and has served as its managing director since. BGSA is a leading investment bank in the supply chain industry. Clients include firms in trucking, warehousing, logistics, freight forwarding, truck brokerage, distribution, and other supply chain segments. Mr. Gordon has also been the chief executive officer of Cambridge Capital LLC since its founding in 2009. Cambridge Capital is the merchant banking investment partner of BGSA. In 1999, Mr. Gordon founded and ran 3PLex, a web-based transportation management systems company that was sold to Maersk in 2002. From 1995 to 1998, Mr. Gordon led strategic projects in transportation and technology at Mercer Management Consulting, where he developed one of the first e-marketplace strategies for a logistics client.

Mr. Gordon is a recognized expert on the supply chain sector, and has been quoted extensively by national media including CNBC, The New York Times, Business Week, ABC, Lehrer News Hour, Journal of Commerce, Transport Topics, Supply Chain Management Quarterly, and Traffic World . Mr. Gordon has been a featured speaker at CSCMP, NASSTRAC, the Transportation Intermediaries Association (TIA), AMB, the International Warehousing and Logistics Association (IWLA), and other industry events. Mr. Gordon is also an active civic leader, serving as a board member of the Palm Beach United Way, the Palm Beach Federation, the Joint Distribution Committee, and other community organizations. Mr. Gordon also serves as chairman of the Young Presidents Organization (YPO) of Palm Beach.

Mr. Gordon received a Masters in Business Administration from Harvard Business School and a Bachelor of Arts degree from Yale College.

We believe Mr. Gordon is well-qualified to serve as a member of the board due to his operational, investing and advisory experience in the supply chain industry, as well as his business contacts.

Mitchell Gordon has served as our president and chief financial officer and a member of our board of directors since November 2013. Mr. Gordon has served as a partner of BGSA and Cambridge Capital LLC since November 2013. From 2003 to November 2013, Mr. Gordon was the president of Morpheus Capital Advisors, an investment firm serving middle market and growth companies. From 2000 to 2003, Mr. Gordon served as executive vice president and chief financial officer and member of the Office of the President of Interpool, one of the world’s largest marine container and chassis leasing companies which was listed on the NYSE. Before joining Interpool, he was the founder and president of Atlas Capital, a private equity firm focused on acquiring transportation companies, from 1998 to 2000. Prior to that, he served as co-head of the Transportation Investment Banking Group at Salomon Smith Barney (now Citibank) and head of the Transportation and Automotive Investment Banking Groups at Furman Selz. Mr. Gordon serves on the board of directors of Mesa Air Group, Inc. and has served on the public company board of Indigo Aviation AB, a leading aircraft leasing company and on the board of Almedica Corporation, a health care logistics company. He also served on the global advisory board of Nedship Bank, NV, a Rotterdam-based bank focused on the shipping, logistics and energy sectors. He is a board member of the Best-Shot Foundation and is chairman of the Hunter College (CUNY) neighborhood Advisory Committee. He is a co-founder and past president of the Olin Club of New York.

Mr. Gordon received a Masters in Business Administration from Harvard Business School and a Bachelor of Science in Business Administration from Washington University’s Olin School of Business.

Mitchell Gordon and Benjamin Gordon are not related.

We believe that Mr. Gordon is well-qualified to serve as a member of the board due to his operational, investing and advisory experience in the supply chain industry as well as his industry contacts and management expertise.

Michael J. Durham has served as a member of the board since November 2013. Mr. Durham is currently a director of Hertz Global Holdings, Inc. and its primary subsidiary, The Hertz Corporation. Hertz Global Holdings, Inc. is principally engaged in the global car rental industry and in the equipment rental industry through The Hertz Corporation. Previously, Mr. Durham served as director, president and chief executive officer of Sabre, Inc. (“Sabre”), then a NYSE-listed company providing information technology services to the travel industry, from October 1996, the date of Sabre’s initial public offering, to October 1999. From March 1995 to July 1996, when Sabre was a subsidiary of AMR Corporation, he served as Sabre’s president. Prior to joining Sabre, Mr. Durham spent approximately 16 years with American Airlines, serving as the senior vice president and treasurer of AMR Corporation and senior vice president of finance and chief financial officer of American Airlines from October 1989 until he assumed the position of president of Sabre in March 1995. From its formation in 2000 until 2012, Mr. Durham had been the president of Cognizant Associates, Inc., an independent consulting company he formed. During this time, Mr. Durham also served on the boards of directors of numerous private and publicly listed companies, including Asbury Automotive Group, Inc. (where for part of his tenure he served as the non-executive chairman of the board), Acxiom Corporation (where he was also non-executive chair for part of his tenure), NWA Corp. (the parent company of Northwest Airlines) and AGL Resources, Inc. Mr. Durham has also served on the board of directors of Bombardier, Inc., a publicly-traded Canadian corporation.

Mr. Durham received a Bachelor of Arts degree from The University of Rochester in 1973 and a Masters of Business Administration from Cornell University in 1977.

We believe Mr. Durham is well-qualified to serve as a member of our board due to his extensive business experience, including his service as chief executive officer and chief financial officer of large multinational public companies, and from his serving in leadership roles on numerous public and private company boards.

Nathan Gantcher has served as a member of the board since November 2013. Mr. Gantcher is the managing member of EXOP Capital LLC, an investment firm he founded in 2005. From 2004 to 2006, Mr. Gantcher served as a member of the board of directors of Refco, Inc. and a member of the board of directors of Neuberger Berman, a NYSE-listed company, and served as a member of its audit and compensation committees, from 2001 until 2003. Mr. Gantcher also served as the co-chairman, president and chief executive officer of Alpha Investment Management L.L.C. from 2001 until July 2004. Prior to joining Alpha Investment Management L.L.C., Mr. Gantcher was a private investor from 1999 to 2001. Mr. Gantcher served as vice chairman of CIBC Oppenheimer Corp. from 1997 to 1999. Prior to becoming vice chairman of CIBC Oppenheimer Corp., Mr. Gantcher served as co-chief executive officer and chief operating officer of Oppenheimer & Co., Inc. Mr. Gantcher currently serves as member of the board of directors of Mack-Cali Realty Corporation and is a member of its audit committee, Nominating Committee and executive committee. Previously, Mr. Gantcher served as a member of the board of directors of NDS Group Ltd. from 2004 to February 2009, and was a member of the compensation committee and the audit committee of the board of directors of NDS Group Ltd. Mr. Gantcher also served as a member of the board of directors of Centerline Holding Company from 2003 to 2008, and as a member of its nominating and governance, compensation and capital markets committees. Mr. Gantcher also served as a member of the board of directors of Liberty Acquisition Holdings Corp., a blank check company that completed a business combination with Promotora de Informaciones, S.A. in November 2010, and as a member of its audit, compensation and governance, and nominating committees.

Mr. Gantcher currently serves as chairman of the board of trustees of Evermore Funds Trust and as chairman of its nominating and governance committee, and as a member of its audit and valuation committees. He previously served as chairman of the board of trustees of Tufts University and as a member of the Council of Foreign Relations and currently serves on the board of trustees of Montefiore Medical Center.

Mr. Gantcher received his Bachelor of Arts in economics and biology from Tufts University and his Masters in Business Administration from the Columbia Business School.

We believe Mr. Gantcher is well-qualified to serve as a member of our board due to his extensive experience as a director with several public companies and his investment banking, management, and financial expertise, as well as his experience with blank check companies like our company.

Scott Laurans has served as a member of the board since November 2013. Mr. Laurans has served as a managing director in the Rhode Island and Florida offices of The Bank of New York Mellon, a leading investment management and investment services company, since 2005. He has also been affiliated with the Lifespan Health System, Rhode Island’s first health system, since its establishment in 1994, serving as chair of the finance committee, and most recently becoming its chairman of the board in December 2011. From 1991 to 2005, he was a managing director and partner of The Providence Group Investment Advisory Company of Providence, Rhode Island, which was sold to The Bank of New York Mellon in 2005. From 1988 to 1991, he served as president of the New England division of Wetterau of St. Louis. From 1971 to 1988, he held various positions eventually becoming president, chief executive officer and owner of Roger Williams Foods of Providence, Rhode Island, a full-line distributor of food products to the retail and wholesale food industry throughout New England, which was sold to Wetterau of St. Louis. Mr. Laurans has served as a director or advisor for a number of companies including Giant Food, Inc. (formerly an American Stock Exchange-listed company) and C&S Wholesale Grocery Company.

Mr. Laurans received a Bachelor of Arts in economics from the University of Pennsylvania.

We believe Mr. Laurans is well-qualified to serve as a member of our board due to his extensive operational and public company experience, as well as his industry contacts.

THE BOARD RECOMMENDS THAT YOU VOTE
“FOR” THE CLASS A DIRECTOR NOMINEE.

Corporate Governance Matters

Independence of Directors

Our common stock is listed on the The Nasdaq Capital Market (“NASDAQ”). Currently each of Michael Durham, Nathan Gantcher and Scott Laurans is considered an “independent director” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our independent directors have regularly scheduled meetings at which only independent directors are present. The remaining directors, Benjamin Gordon and Mitchell Gordon, are not independent because they are currently our executive officers. All members of our audit and nominating committees are independent.

Code of Ethics

Our board of directors has adopted a written code of ethics that applies to our directors, officers and employees that is designed to deter wrongdoing and to promote ethical conduct, full, fair, accurate, timely and understandable disclosure in reports that we file or submit to the Securities and Exchange Commission and others, compliance with applicable government laws, rules and regulations, prompt internal reporting of violations of the code and accountability for adherence to the code. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, we will provide a copy of our code of ethics upon request, without charge.

Board of Directors Meetings and Committees

Our board of directors held four meetings in 2014. Although we do not have any formal policy regarding director attendance at annual stockholder meetings, we attempt to schedule our annual meetings so that all of our directors can attend. In addition, we expect our directors to attend all board and committee meetings and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Every director attended all of the meetings of the board and of the committees thereof upon which he served in 2014. Copies of our committee charters are available free of charge by accessing our public filings at the SEC’s web site at www.sec.gov.

Board Leadership Structure and Role in Risk Oversight

Our board of directors’ primary function is one of oversight. Our board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Our audit committee discusses with management the Company’s major financial risk exposures and reports its findings to our board of directors in connection with our board of directors’ risk oversight review.

We do not require currently have a Chairman of the board or a lead independent director. The decision whether to have these positions depends on what our board of directors deems to be in the long term interest of stockholders in light of prevailing circumstances. The board has deemed the current leadership structure to be appropriate given our limited business purpose of pursuing an initial business combination. Our board of directors believes we are well-served by the current leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.

Audit Committee Information and Report

Our audit committee is currently comprised of Michael Durham, Nathan Gantcher and Scott Laurans. During the year ended December 31, 2014, the audit committee held four meetings. All of the members of our audit committee are “independent directors”, as defined under the NASDAQ listing standards and are able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Financial Expert on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Michael Durham qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Audit Committee Report

Our board of directors has a written audit committee charter. According to our audit committee charter, our audit committee’s responsibilities include, among other things:

•         reviewing and discussing with management and our independent auditor the annual audited financial statements, and recommend to the board whether the audited financial statements should be included in our Form 10-K;

•         discussing with management and our independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•         discussing with management major risk assessment and risk management policies;

•         monitoring the independence of the independent auditor;

•         verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•         reviewing and approving all related-party transactions;

•         inquiring and discussing with management our compliance with applicable laws and regulations;

•         pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•         appointing or replacing our independent auditor;

•         determining the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and our independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

•         approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Management has reviewed the audited financial statements in our annual report on Form 10-K with our audit committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of our audit committee asked for management’s representations and reviewed certifications prepared by the chief executive officer and chief financial officer that our unaudited quarterly and audited financial statements fairly present, in all material respects, our financial condition and results of operations.

In performing all of these functions, our audit committee acts only in an oversight capacity. The committee reviews our annual reports and generally reviews its quarterly reports prior to filing with the Securities and Exchange Commission. In its oversight role, our audit committee relies on the work and assurances of our management, which has the responsibility for financial statements and reports, and of our independent registered public accounting firm, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles. Our audit committee has met and held discussions with management and our independent registered public accounting firm. Management represented to our audit committee that our financial statements were prepared in accordance with generally accepted accounting principles, and our audit committee has reviewed and discussed the financial statements with management and our independent registered public accounting firm.

Our audit committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent registered public accounting firm also provided our audit committee with the written disclosures required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committees) and our audit committee discussed with our independent registered public accounting firm and management the auditor’s independence, including with regard to fees for services rendered during the fiscal year and for all other professional services rendered by our independent registered public accounting firm. In reliance on these reviews and discussions and the report of our independent registered public accounting firm, our audit committee recommended to our board of directors, and the board approved, that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Members of our Audit Committee:

Michael Durham
Nathan Gantcher
Scott Laurans

Nominating Committee Information

Our board of directors has a nominating committee comprised of Michael Durham, Nathan Gantcher and Scott Laurans, each an independent director under the NASDAQ listing standards. During the year ended December 31, 2014, the nominating committee did not meet. Our nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. Our nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Our board of directors has adopted a written charter, the selection of director nominees and a method by which stockholders may propose to our nominating committee candidates for selection as nominees for director.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in our nominating committee charter, generally provide that persons to be nominated:

•         should have demonstrated notable or significant achievements in business, education or public service;

•         should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•         should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of our stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background, integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Procedure for Stockholders to Recommend Director Candidates

Stockholders and others who wish to recommend candidates to our nominating committee for consideration as directors must submit their written recommendations to our nominating committee and include all of the information described in the section “2016 Annual Meeting Stockholder Proposals and Nominations.”

Our Nominating Committee recommended to our board of directors to nominate Nathan Gantcher for re-election as a Class A director. Our Nominating Committee did not receive proposals from any stockholders or others for suggested director candidates.

Other Board Committees

We do not have a standing compensation committee. Our board of directors intends to establish a compensation committee upon completion of our initial business combination, or such earlier time as our board of directors may determine or as required by Nasdaq listing standards. At that time our board of directors expects to adopt a charter for such committee. Prior to such time, we do not intend to establish such committee. Accordingly, there will not be a separate formal committee to review the reasonableness of expense reimbursement requests by anyone other than our board of directors, which includes persons who may seek such reimbursements. We do not believe a compensation committee is necessary prior to a business combination as there will be no salary, fees or other compensation being paid to our officers or directors prior to our business combination other than as disclosed in this annual report. As there is no standing compensation committee, we do not have a compensation committee charter.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

No executive officer or director has received any cash compensation (or non-cash) for services rendered to us. Commencing on December 17, 2013, we began paying Cambridge Capital LLC, an affiliate of Benjamin Gordon, a fee of $10,000 per month for providing us with office space and certain office and secretarial services. During the year ended December 31, 2014, we paid Cambridge Capital LLC an aggregate of $120,000 pursuant to this arrangement.  In January 2015, Cambridge Capital LLC agreed to accrue payment of this fee and we have accrued an aggregate of $50,000 for payment of the fee since such time.  The administrative arrangement with Cambridge Capital LLC will continue until we consummate our initial business combination.  However, this arrangement is solely for our benefit and is not intended to provide Benjamin Gordon compensation in lieu of a salary. Other than the $10,000 per month administrative fee, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsors, members of our management team, special advisors or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of a stockholder meeting held to consider our initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Compensation Report

The independent directors of the board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the independent members of the board recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

Michael Durham
Nathan Gantcher
Scott Laurans

Equity Compensation Plan Information

As of June 8, 2015, we had no compensation plans (including individual compensation arrangements) under which equity securities of the registrant were authorized for issuance.

Certain Relationships and Related-Party Transactions

In October 2013, we issued 2,012,500 shares of common stock to our sponsors for $25,000 in cash, at a purchase price of approximately $0.01 share, in connection with our organization, as follows:

Name	Number of Shares	Relationship to Us
Gordon Family 2007 Trust	1,610,000	Affiliate of Chief Executive Officer
Cambridge Capital LLC	402,500	Affiliate of Chief Executive Officer

In November 2013, Cambridge Capital LLC and the Gordon Family 2007 Trust transferred an aggregate of 445,000 insider shares to the individuals and entities as set forth below at the same purchase price originally paid for such shares by Cambridge Capital LLC and the Gordon Family 2007 Trust:

Name	Number of Shares	Relationship to Us
Mitchell Gordon	60,000	President, Chief Financial Officer and Director
Michael Durham	40,000	Director
Nathan Gantcher	60,000	Director
Scott Laurans	60,000	Director
Sidney Brown	10,000	Special Advisor
David Brodsky	25,000	Special Advisor
Herb Shear	25,000	Special Advisor
Bob Hammel	50,000	Special Advisor
Jonathan Morris	5,000	Stockholder and Trustee of the Gordon Family 2007 Trust
Elliott Brodsky	10,000	Stockholder
Alex Sagan	10,000	Stockholder
Ramon Suazo	15,000	Stockholder
Raymond Avon Ventures, LLC	25,000	Stockholder
Jonathan Meeks	50,000	Stockholder

The holders of our issued and outstanding insider shares, as well as the holders of the private units (and underlying securities) and any securities our sponsors, officers, directors, special advisors or their respective affiliates may be issued in payment of working capital loans made to us, are entitled to registration rights. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private units or securities issued in payment of working capital loans made to us can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of our initial business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

On October 2, 2013, we issued a $100,000 principal amount unsecured promissory note to Cambridge Capital LLC (“Affiliate”), an affiliate of our Chief Executive Officer. The note was non-interest bearing and was payable on the earlier to occur of (i) October 2, 2014, (ii) the consummation of our initial public offering (“Offering”) or (iii) the date on which we determined not to proceed with the Offering. On December 17, 2013, Affiliate advanced us an additional $70,000 for the payment of offering costs. These amounts were repaid in full on December 24, 2013 in connection with the consummation of the Offering.

Cambridge Capital LLC has agreed that, commencing on December 17, 2013 through the earlier of our consummation of our initial business combination or our liquidation, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We pay Cambridge Capital LLC $10,000 per month for these services. During the year ended December 31, 2014, we paid Cambridge Capital LLC an aggregate of $120,000 for these services. In January 2015, Cambridge Capital LLC agreed to accrue payment of this fee and we have accrued an aggregate of $50,000 for payment of the fee since such time.  Benjamin Gordon is the majority holder of Cambridge Capital LLC. Accordingly, he will benefit from the transaction to the extent of his interest in Cambridge Capital LLC. However, this arrangement is solely for our benefit and is not intended to provide him compensation in lieu of a salary. We believe, based on rents and fees for similar services in West Palm Beach, Florida, that the fee charged by Cambridge Capital LLC is at least as favorable as we could have obtained from an unaffiliated person.

In order to meet our working capital requirements, our sponsors, officers and directors, special advisors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. To this end, on March 6, 2015 and May 29, 2015, Benjamin Gordon loaned us an aggregate of $70,000 and $100,000, respectively. This loan was, and any other loan in the future would be, evidenced by a promissory note which is, or will be, either paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit. Our stockholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial business combination. If we do not complete a business combination, the loans will not be repaid.  If the lenders determined to convert the full amount of loans they have made to us as of the date of this proxy statement, they would be converted into an aggregate of 17,000 private units.

Other than the fees described above, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to any of our sponsors, officers, directors, special advisors or their respective affiliates, for services rendered to us prior to, or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us; provided, however, that to the extent such expenses exceed the available proceeds not deposited in the trust account and the interest income earned on the amounts held in the trust account, such expenses would not be reimbursed by us unless we consummate an initial business combination.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested independent directors, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related-Party Policy.

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our sponsors, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will any of our sponsors, officers, directors or their respective affiliates be paid any finder’s fee, consulting fee or other similar compensation prior to, or for any services they render in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required by regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on the review of the copies of these forms furnished to us and representations that no other reports were required during the year ended December 31, 2014, all Section 16 reports were timely filed by our officers, directors and greater than ten percent beneficial owners.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We propose that the shareholders ratify the appointment of Marcum LLP as our independent registered public accounting firm for fiscal year 2015 by our audit committee of our board of directors. We expect that representatives of Marcum LLP will be present at the annual meeting of stockholders and that they will be available to respond to appropriate questions submitted by stockholders at the meeting. Marcum LLP will have the opportunity to make a statement if they desire to do so.

Audit Fees. The aggregate fees billed by our independent registered public accounting firm for professional services rendered for the audits of our annual financial statements for the year ended December 31, 2014 and for the period from October 1, 2013 (inception) through December 31, 2013 and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those periods, were $59,941 and $42,500, respectively.

Audit-Related Fees. For the year ended December 31, 2014 and for the period October 1, 2013 (inception) through December 31, 2013, audit related fees from our independent registered public accounting firm were $48,140 and $7,500, respectively.

Tax Fees. For the year ended December 31, 2014 and for the period October 1, 2013 (inception) through December 31, 2013, tax related fees from our independent registered public accounting firm were $1,950 and $0, respectively.

All Other Fees. For the year ended December 31, 2014 and for the period October 1, 2013 (inception) through December 31, 2013, there were no fees billed for services provided by our independent registered public accounting firm other than those set forth above.

Pre-Approval Policies and Procedures. Since our audit committee was not formed until December 2013, the audit committee did not pre-approve the foregoing services prior to such date, although any services rendered prior to the formation of the audit committee were reviewed and ratified by the committee following its formation. The audit committee pre-approved all the foregoing services subsequent to such date. In accordance with Section 10A(i) of the Exchange Act, before we engage our independent accountant to render audit or non-audit services on a going-forward basis, the engagement will be approved by our audit committee.

Ratification by the stockholders of the appointment of an independent registered public accounting firm is not required, but our board of directors believes that it is desirable to submit this matter to the stockholders. If a majority of the votes cast at the meeting do not ratify the selection of Marcum LLP at the meeting, the selection of an independent registered public accounting firm will be reconsidered by our audit committee.

THE BOARD RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SOLICITATION OF PROXIES

Your proxy is being solicited on behalf of our board of directors and we are bearing the cost of this solicitation. In addition to the use of the mails and the Internet, proxies may be solicited personally or by email or telephone using the services of directors, officers and regular employees at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

2016 ANNUAL MEETING STOCKHOLDER PROPOSALS AND NOMINATIONS

Proposals of stockholders intended to be presented at the 2016 annual meeting must be received at our offices by March 1, 2016 for inclusion in the proxy materials relating to that meeting.

Our by-laws contain provisions intended to promote the efficient functioning of our stockholder meetings.  Some of the provisions describe our right to determine the time, place and conduct of stockholder meetings and to require advance notice by mail or delivery to us of stockholder proposals or director nominations for stockholder meetings. Under our by-laws, in order to properly bring business before a stockholder meeting or nominate a person for election as a director, a stockholder must provide us with written notice, at least 60 days and no more than 90 days prior to the meeting, of any such business the stockholder proposes for consideration, even if the stockholder does not intend to include such proposal in our proxy materials, or any such person the stockholder intends to nominate for election as a director.  This notice must be received for the annual meeting in the year 2016 no later than March 31, 2016. This date assumes that hold next year’s annual meeting on June 29, 2016.  A notice of a stockholder proposal or nomination must include the information set forth in Section 3.3 of our bylaws.

OTHER STOCKHOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

Our board of directors provides a process for stockholders and interested parties to send communications to the board. Stockholders and interested parties may communicate with our board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Cambridge Capital Acquisition Corporation, 525 South Flagler Drive, Suite 201, West Palm Beach, Florida 33401. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, stockholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for our 2016 Annual Meeting of Stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office in West Palm Beach, Florida, not later than March 13, 2016.

OTHER MATTERS

Our board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Benjamin Gordon, Chief Executive Officer and Secretary

West Palm Beach, Florida
June 10, 2015

CAMBRIDGE CAPITAL ACQUISITION CORPORATION

Proxy
Solicited by the Board Of Directors
for Annual Meeting of Stockholders to be held on June 29, 2015

The undersigned stockholder(s) of CAMBRIDGE CAPITAL ACQUISITION CORPORATION, a Delaware corporation (“Company”), hereby appoints Benjamin Gordon and Mitchell Gordon, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Company’s Annual Meeting of Stockholders to be held on June 29, 2015 and at all adjournments thereof.  This proxy will be voted in accordance with the instructions given below.  If no instructions are given, this proxy will be voted FOR the election of Class A director and FOR the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm.

1.       Election of Nathan Gantcher as a Class A director:

FOR	☐	WITHHOLD AUTHORITY	☐

2.       Ratification of appointment of Marcum LLP as the Company’s independent registered accounting firm:

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.      In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

☐	I plan on attending the Annual Meeting of Stockholders.

Date: ___________________, 2015

Signature